Exhibit 99(1)

Hess Reports Estimated Results for the Fourth Quarter of 2010

Fourth Quarter Highlights:

  Net income was $58 million compared with $358 million in the fourth quarter 2009
  Items affecting comparability include an after-tax charge of $289 million relating to the impairment of our equity investment in HOVENSA L.L.C.
  Capital and exploratory expenditures, including acquisitions, were $2,464 million, compared with $992 million in the fourth quarter 2009
  Oil and gas production was 420,000 barrels per day, an increase from 415,000 in the fourth quarter 2009
  Year end total proved reserves were 1,537 million barrels; reserve replacement for 2010 was 176 percent

NEW YORK--(BUSINESS WIRE)--January 26, 2011--Hess Corporation (NYSE: HES) reported net income of $58 million for the fourth quarter of 2010 compared with net income of $358 million for the fourth quarter of 2009. The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Year Ended
	December 31, (unaudited)		December 31, (unaudited)
	2010	2009	2010	2009
	(In millions, except per share amounts)
Exploration and Production	$420	$494	$2,736	$1,042
Marketing and Refining	(261)	17	(231)	127
Corporate	(43)	(97)	(159)	(205)
Interest expense	(58)	(56)	(221)	(224)
Net income attributable to Hess Corporation	$58	$358	$2,125	$740

Net income per share (diluted)	$.18	$1.10	$6.47	$2.27

Weighted average number of shares (diluted)	330.5	326.4	328.3	326.0

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production earnings were $420 million in the fourth quarter of 2010 compared with $494 million in the fourth quarter of 2009. Fourth quarter 2010 results included higher exploration expenses reflecting dry hole costs of $111 million ($72 million after-tax) associated with two exploration wells (Sabia and Azulão) located on Block BM-S-22 offshore Brazil. Fourth quarter oil and gas production was 420,000 barrels of oil equivalent per day, up from 415,000 barrels of oil equivalent per day in the fourth quarter a year ago. The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $71.73 per barrel, an increase from $63.74 per barrel in the fourth quarter of 2009. The average worldwide natural gas selling price was $5.30 per Mcf in the fourth quarter of 2010 compared with $5.19 per Mcf in the same quarter a year ago.

Oil and gas proved reserves were 1,537 million barrels of oil equivalent at the end of 2010, compared to 1,437 million barrels at the end of 2009. During 2010, the Corporation added 274 million barrels of oil equivalent to proved reserves. These additions, which are subject to final review, replaced approximately 176 percent of the Corporation’s 2010 production, resulting in a reserve life of 9.9 years.

Marketing and Refining results were a loss of $261 million in the fourth quarter of 2010 compared with income of $17 million in the same period of 2009. Refining operations incurred a loss of $308 million in the fourth quarter of 2010, including the impairment charge discussed below, and a loss of $40 million in the fourth quarter a year ago. Marketing earnings were $37 million compared with $45 million in the same quarter of 2009. Trading activities generated income of $10 million in the fourth quarter of 2010 and $12 million in the fourth quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Exploration and Production	$(51)	$-	$732	$45
Marketing and Refining	(289)	-	(289)	12
Corporate	-	(44)	(7)	(60)
	$(340)	$(44)	$436	$(3)

Fourth quarter 2010 results included an after-tax charge of $51 million related to dry hole costs associated with the Azulão exploration well located offshore Brazil, which was drilled in 2009. The results also included an after-tax charge of $289 million to reduce the carrying value of the Corporation’s equity investment in HOVENSA L.L.C.

Net cash provided by operating activities was $1,478 million in the fourth quarter of 2010, compared with $1,271 million in the same quarter of 2009. Capital and exploratory expenditures were $2,464 million, of which $2,438 million related to Exploration and Production operations including $1,067 million for the acquisition of 167,000 net acres in the Bakken oil play in North Dakota from TRZ Energy, LLC. Capital and exploratory expenditures for the fourth quarter of 2009 were $992 million, of which $957 million related to Exploration and Production operations.

At December 31, 2010, cash and cash equivalents totaled $1,608 million compared with $1,362 million at December 31, 2009. Total debt was $5,583 million at December 31, 2010 and $4,467 million at December 31, 2009. The Corporation’s debt to capitalization ratio at December 31, 2010 was 24.9 percent compared with 24.8 percent at the end of 2009.

Hess Corporation will review fourth quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration, production, purchase, transportation and sale of crude oil and natural gas, as well as the production and sale of refined petroleum products. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2010	2009	2010
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,007	$8,678	$7,864
Income (loss) from equity investment in HOVENSA L.L.C.	(348)	(64)	(83)
Other, net	31	(56)	1,172
Total revenues and non-operating income	8,690	8,558	8,953

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,221	6,005	5,330
Production expenses	532	492	475
Marketing expenses	291	266	232
Exploration expenses, including dry holes
and lease impairment	317	157	225
Other operating expenses	42	49	39
General and administrative expenses	197	203	151
Interest expense	100	91	94
Depreciation, depletion and amortization	633	584	584
Asset impairments	-	-	532
Total costs and expenses	8,333	7,847	7,662
Income before income taxes	357	711	1,291
Provision for income taxes	274	341	200
Net income	83	370	1,091
Less: Net income (loss) attributable to noncontrolling interests	25	12	(63)
Net income attributable to Hess Corporation	$58	$358	$1,154

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$2	$(10)	$(5)
Capitalized interest	2	2	1

Cash Flow Information
Net cash provided by operating activities (*)	$1,478	$1,271	$1,246

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,820	$392	$379
International	618	565	1,169
Total Exploration and Production	2,438	957	1,548
Marketing, Refining and Corporate	26	35	19
Total Capital and Exploratory Expenditures	$2,464	$992	$1,567

Exploration expenses charged to income included above
United States	$46	$22	$46
International	77	45	59
	$123	$67	$105

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Year Ended December 31,
	2010	2009
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$33,862	$29,614
Income (loss) from equity investment in HOVENSA L.L.C.	(522)	(229)
Other, net	1,273	184
Total revenues and non-operating income	34,613	29,569

Costs and Expenses
Cost of products sold (excluding items shown separately below)	23,407	20,961
Production expenses	1,924	1,805
Marketing expenses	1,021	1,008
Exploration expenses, including dry holes
and lease impairment	865	829
Other operating expenses	213	183
General and administrative expenses	662	647
Interest expense	361	360
Depreciation, depletion and amortization	2,317	2,200
Asset impairments	532	54
Total costs and expenses	31,302	28,047
Income before income taxes	3,311	1,522
Provision for income taxes	1,173	715
Net income	2,138	807
Less: Net income attributable to noncontrolling interests	13	67
Net income attributable to Hess Corporation	$2,125	$740

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(8)	$(11)
Capitalized interest	5	6

Cash Flow Information
Net cash provided by operating activities (*)	$4,530	$3,046

Capital and Exploratory Expenditures
Exploration and Production
United States	$2,935	$1,200
International	2,822	1,927
Total Exploration and Production	5,757	3,127
Marketing, Refining and Corporate	98	118
Total Capital and Exploratory Expenditures	$5,855	$3,245

Exploration expenses charged to income included above
United States	$154	$144
International	209	183

	$363	$327

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	December 31,	December 31,
	2010	2009
Balance Sheet Information

Cash and cash equivalents	$1,608	$1,362
Other current assets	7,138	6,625
Investments	443	913
Property, plant and equipment – net	21,127	16,627
Other long-term assets	4,965	3,938
Total assets	$35,281	$29,465

Short-term debt and current maturities of long-term debt	$46	$148
Other current liabilities	7,533	6,702
Long-term debt	5,537	4,319
Other long-term liabilities	5,356	4,768
Total equity excluding other comprehensive income (loss)	17,968	15,203
Accumulated other comprehensive income (loss)	(1,159)	(1,675)
Total liabilities and equity	$35,281	$29,465

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$679	$1,613	$2,292
Other, net	(5)	13	8

Total revenues and non-operating income	674	1,626	2,300
Costs and expenses
Production expenses, including related taxes	143	389	532
Exploration expenses, including dry holes
and lease impairment	121	196	317
General, administrative and other expenses	56	24	80
Depreciation, depletion and amortization	184	425	609
Asset impairments	-	-	-

Total costs and expenses	504	1,034	1,538

Results of operations before income taxes	170	592	762
Provision for income taxes	72	270	342

Results of operations attributable to Hess Corporation	$98	$322	$420

	Fourth Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$587	$1,626	$2,213
Other, net	-	(3)	(3)

Total revenues and non-operating income	587	1,623	2,210
Costs and expenses
Production expenses, including related taxes	104	388	492
Exploration expenses, including dry holes
and lease impairment	77	80	157
General, administrative and other expenses	33	40	73
Depreciation, depletion and amortization	165	397	562
Asset impairments	-	-	-

Total costs and expenses	379	905	1,284

Results of operations before income taxes	208	718	926
Provision for income taxes	79	353	432

Results of operations attributable to Hess Corporation	$129	$365	$494

	Third Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$622	$1,657	$2,279
Other, net	(2)	1,159	1,157

Total revenues and non-operating income	620	2,816	3,436
Costs and expenses
Production expenses, including related taxes	117	357	474
Exploration expenses, including dry holes
and lease impairment	105	120	225
General, administrative and other expenses	37	33	70
Depreciation, depletion and amortization	172	388	560
Asset impairments	-	532	532

Total costs and expenses	431	1,430	1,861

Results of operations before income taxes	189	1,386	1,575
Provision for income taxes	71	227	298

Results of operations attributable to Hess Corporation	$118	$1,159	$1,277

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Year Ended December 31, 2010
	United
	States	International	Total
Sales and other operating revenues	$2,453	$6,291	$8,744
Other, net	(3)	1,236	1,233

Total revenues and non-operating income	2,450	7,527	9,977
Costs and expenses
Production expenses, including related taxes	489	1,435	1,924
Exploration expenses, including dry holes
and lease impairment	364	501	865
General, administrative and other expenses	161	120	281
Depreciation, depletion and amortization	649	1,573	2,222
Asset impairments	-	532	532

Total costs and expenses	1,663	4,161	5,824

Results of operations before income taxes	787	3,366	4,153
Provision for income taxes	304	1,113	1,417

Results of operations attributable to Hess Corporation	$483	$2,253	$2,736

	Year Ended December 31, 2009
	United
	States	International	Total
Sales and other operating revenues	$1,611	$5,224	$6,835
Other, net	132	75	207

Total revenues and non-operating income	1,743	5,299	7,042
Costs and expenses
Production expenses, including related taxes	431	1,374	1,805
Exploration expenses, including dry holes
and lease impairment	383	446	829
General, administrative and other expenses	130	125	255
Depreciation, depletion and amortization	503	1,610	2,113
Asset impairments	-	54	54

Total costs and expenses	1,447	3,609	5,056

Results of operations before income taxes	296	1,690	1,986
Provision for income taxes	114	830	944

Results of operations attributable to Hess Corporation	$182	$860	$1,042

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2010	2009	2010
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	76	76	78
Europe	103	86	82
Africa	99	105	117
Asia	13	15	13
Total	291	282	290

Natural gas liquids - barrels
United States	14	12	15
Europe	4	3	3
Asia	1	1	-
Total	19	16	18

Natural gas - mcf
United States	114	97	120
Europe	138	147	104
Asia and other	411	456	406
Total	663	700	630

Barrels of oil equivalent	420	415	413

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$80.65	$70.61	$71.92
Europe	63.18	58.07	57.28
Africa	70.21	61.67	64.78
Asia	86.94	74.59	75.95
Worldwide	71.73	63.74	64.81

Crude oil - per barrel (excluding hedging)
United States	$80.65	$70.61	$71.92
Europe	63.18	58.07	57.28
Africa	86.40	74.41	75.70
Asia	86.94	74.59	75.95
Worldwide	77.17	68.50	69.47

Natural gas liquids - per barrel
United States	$51.89	$47.12	$43.20
Europe	64.65	59.31	57.69
Asia	70.22	57.40	53.60
Worldwide	55.00	50.21	46.10

Natural gas - per mcf
United States	$3.11	$3.83	$3.56
Europe	7.81	4.82	6.50
Asia and other	5.06	5.60	6.18
Worldwide	5.30	5.19	5.73

* The after-tax losses from crude oil hedging activities were $86 million in the fourth quarter of 2010, $88 million in the fourth quarter of 2009 and $85 million in the third quarter of 2010.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Year Ended December 31,
	2010	2009
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	75	60
Europe	88	83
Africa	113	120
Asia	13	16
Total	289	279

Natural gas liquids - barrels
United States	14	11
Europe	3	3
Asia	1	-
Total	18	14

Natural gas - mcf
United States	108	93
Europe	134	151
Asia and other	427	446
Total	669	690

Barrels of oil equivalent	418	408

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$75.02	$60.67
Europe	58.11	47.02
Africa	65.02	48.91
Asia	79.23	63.01
Worldwide	66.20	51.62

Crude oil - per barrel (excluding hedging)
United States	$75.02	$60.67
Europe	58.11	47.02
Africa	78.31	60.79
Asia	79.23	63.01
Worldwide	71.40	56.74

Natural gas liquids - per barrel
United States	$47.92	$36.57
Europe	59.23	43.23
Asia	63.50	46.48
Worldwide	50.49	38.47

Natural gas - per mcf
United States	$3.70	$3.36
Europe	6.23	5.15
Asia and other	5.93	5.06
Worldwide	5.63	4.85

* The after-tax losses from hedging activities were $338 million for the year ended December 31, 2010 and $337 million for the year ended December 31, 2009.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Fourth	Fourth	Third
		Quarter	Quarter	Quarter
		2010	2009	2010
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(251)	$16	$(78)
Provision (benefit) for income taxes		10	(1)	(40)
Results of operations attributable to Hess Corporation		$(261)	$17	$(38)

Summary of Marketing and Refining Results
Refining		$(308)	$(40)	$(50)
Marketing		37	45	40
Trading		10	12	(28)
Results of operations attributable to Hess Corporation		$(261)	$17	$(38)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		225	241	253
Distillates		144	149	96
Residuals		78	67	56
Other		42	38	41
Total		489	495	446

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		384	371	408
HOVENSA - Hess 50% share		192	185	204
Port Reading		60	61	61

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	76.8%	74.1%	81.6%
FCC	150	57.3%	55.5%	76.1%
Coker	58	73.3%	75.8%	73.0%
Port Reading	70	86.0%	87.3%	87.7%

Retail Marketing
Number of retail stations (a)		1,362	1,357	1,360
Convenience store revenue (in millions of dollars) (b)		$298	$296	$322
Average gasoline volume per station (gallons per month) (b)		201	196	204

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Year Ended December 31,
		2010	2009

Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(227)	$151
Provision (benefit) for income taxes		4	24
Results of operations attributable to Hess Corporation		$(231)	$127

Summary of Marketing and Refining Results
Refining		$(445)	$(87)
Marketing		215	168
Trading		(1)	46
Results of operations attributable to Hess Corporation		$(231)	$127

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		242	236
Distillates		120	134
Residuals		69	67
Other		40	36
Total		471	473

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		390	402
HOVENSA - Hess 50% share		195	201
Port Reading		55	63

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	78.0%	80.3%
FCC	150	66.5%	70.2%
Coker	58	78.3%	81.6%
Port Reading	70	78.1%	90.2%

Retail Marketing
Number of retail stations (a)		1,362	1,357
Convenience store revenue (in millions of dollars) (b)		$1,213	$1,164
Average gasoline volume per station (gallons per month) (b)		199	201

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

CONTACT:
Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550